Investment Portfoliosas of May 31, 2023 (Unaudited)
DWS Multi-Asset Moderate Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 47.1%
DWS Core Equity Fund "Institutional" (a)	255,215	7,128,165
DWS Emerging Markets Equity Fund "Institutional" (a)	64,244	1,027,262
DWS RREEF Global Infrastructure Fund "Institutional" (a)	53,545	779,083
DWS RREEF Real Estate Securities Fund "Institutional" (a)	32,184	605,695
DWS Small Cap Core Fund "S" (a)	9,740	393,004
Total Equity — Equity Funds (Cost $6,235,152)		9,933,209

Equity — Exchange-Traded Funds 13.1%
iShares Core MSCI Europe ETF	16,101	830,973
iShares MSCI Japan ETF	13,686	812,127
iShares MSCI Pacific ex Japan ETF	7,614	314,610
SPDR S&P Emerging Asia Pacific ETF	6,485	624,225
SPDR S&P Global Natural Resources ETF	3,424	176,576
Total Equity — Exchange-Traded Funds (Cost $2,545,137)		2,758,511

Fixed Income — Bond Funds 5.1%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	7	46
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	53,681	303,832
DWS High Income Fund "Institutional" (a)	182,536	764,826
Total Fixed Income — Bond Funds (Cost $1,085,880)		1,068,704

Fixed Income — Exchange-Traded Funds 30.5%
iShares 7-10 Year Treasury Bond ETF, “B”	14,704	1,441,874
iShares Core International Aggregate Bond ETF	19,136	941,491
iShares GNMA Bond ETF	41,156	1,813,128
iShares JP Morgan USD Emerging Markets Bond ETF	6,336	537,166
Vanguard Intermediate-Term Corporate Bond ETF	21,466	1,701,610
Total Fixed Income — Exchange-Traded Funds (Cost $6,590,784)		6,435,269

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 1.4%
U.S. Treasury Bills, 4.737% (b), 10/5/2023 (c) (Cost $304,861)	310,000	304,358

	Shares	Value ($)

Fixed Income — Money Market Funds 3.0%
DWS Central Cash Management Government Fund, 5.13% (a) (d) (Cost $622,266)	622,266	622,266

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $17,384,080)	100.2	21,122,317
Other Assets and Liabilities, Net	(0.2)	(44,158)
Net Assets	100.0	21,078,159
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended May 31, 2023 are as follows:
Value ($) at 8/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
Equity — Equity Funds 47.1%
DWS Core Equity Fund “Institutional” (a)
7,092,111	1,384,727	1,223,900	188,423	(313,196)	48,907	509,120	255,215	7,128,165
DWS Emerging Markets Equity Fund “Institutional” (a)
654,695	513,965	86,100	(14,725)	(40,573)	19,365	—	64,244	1,027,262
DWS RREEF Global Infrastructure Fund “Institutional” (a)
440,076	434,211	—	—	(95,204)	6,275	42,236	53,545	779,083
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,192,195	72,597	553,200	(83,248)	(22,649)	12,397	—	32,184	605,695
DWS Small Cap Core Fund “S” (a)
905,923	6,883	488,450	(6,552)	(24,800)	2,081	4,803	9,740	393,004
Equity —Exchange-Traded Funds 0.0%
Xtrackers MSCI Japan Hedged Equity ETF (e)
903,862	—	926,719	16,689	6,168	162	—	—	—
Fixed Income — Bond Funds 5.1%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
47	—	—	—	(1)	2	—	7	46
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
346,388	298,903	186,100	(47,497)	(107,862)	109,003	—	53,681	303,832
DWS High Income Fund “Institutional” (a)
590,020	241,781	59,900	(2,189)	(4,886)	27,924	356	182,536	764,826
Fixed Income — Money Market Funds 3.0%
DWS Central Cash Management Government Fund, 5.13% (a) (d)
3,109,525	3,164,423	5,651,682	—	—	25,627	—	622,266	622,266
15,234,842	6,117,490	9,176,051	50,901	(603,003)	251,743	556,515	1,273,418	11,624,179

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At May 31, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Affiliated fund managed by DBX Advisors LLC.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
At May 31, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	6/16/2023	6	259,406	270,453	11,047
At May 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	9/20/2023	2	227,370	228,938	(1,568)

Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$9,933,209	$—	$—	$9,933,209
Equity — Exchange-Traded Funds	2,758,511	—	—	2,758,511
Fixed Income — Bond Funds	1,068,704	—	—	1,068,704
Fixed Income — Exchange-Traded Funds	6,435,269	—	—	6,435,269
Short- Term U.S. Treasury Obligations	—	304,358	—	304,358
Fixed Income — Money Market Funds	622,266	—	—	622,266
Derivatives (a)
Futures Contracts	11,047	—	—	11,047
Total	$20,829,006	$304,358	$—	$21,133,364

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (a)
Futures Contracts	$(1,568)	$—	$—	$(1,568)
Total	$(1,568)	$—	$—	$(1,568)

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of May 31, 2023 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Equity Contracts	$11,047
Interest Rate Contracts	$(1,568)
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMAMAT-PH3
R-080548-2 (1/25)